UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2024

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On April 26, 2024, Strata Skin Sciences (the “Company”) announced that that the Company will effect a reverse stock split of its outstanding shares of common stock at a ratio of 1-for-10 that will become effective at 11:59 p.m. Eastern Time on June 6, 2024. The Company’s common stock will begin trading on Nasdaq on a split-adjusted basis when the market opens on June 7, 2024 under the existing symbol, SSKN, and under a new CUSIP number, 86272A 305. This reverse stock split is primarily intended to bring the Company into compliance with Nasdaq’s minimum bid price requirement for continued listing. Dr. Dolev Rafaeli, the Company’s Vice-Chairman and CEO stated that “On October 26, 2023, shareholders approved a proposal for a reverse split between a ratio of 1-for-5 and 1-for-25. We have until June 6, 2024 for the stock to trade above Nasdaq’s $1.00 per share minimum bid price rule before we would feel compelled to move forward with the reverse split.  Today’s announcement of the exact reverse split ratio simply satisfies the requirement from that shareholder approval that we announce the proposed reverse split ratio by April 26, 2024.”

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Strata Skin Sciences Press Release dated April 26, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: April 26, 2024	By:	/s/ Christopher Lesovitz
Christopher Lesovitz
Chief Financial Officer